FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

The Fund’s year is off to a strong start, benefiting from a rebound in prices of preferred securities in the first fiscal quarter1. Total return2 on net asset value (“NAV”) was 7.7% for the quarter, while total return on market price was 11.0%.

To say investors had a lot to think about in late 2016 would be an understatement, and markets were weaker and more volatile leading up to year-end as a result. A contentious November election was settled in a way that surprised many, and interest rates moved higher in anticipation of infrastructure spending and tax and regulatory reform. The Federal Reserve raised its benchmark fed funds rate in December and projected three additional hikes in 2017 (one of which came in March), as the U.S. economy showed signs of continued gradual improvement. Once the dust settled, however, investors began looking ahead to what all these changes could mean for the economy, corporate profitability, and credit conditions—and outlooks were generally favorable.

Even though interest rates moved higher following the election, rates quickly stabilized at those new levels, and they remain low overall by historical standards—especially if we broaden our view to include global interest rates. Higher rates should generate higher earnings for banks and insurance companies and further strengthen credit quality at these companies, which comprise the bulk of the preferred market. They also have offered the Fund opportunities to reinvest proceeds from redeemed securities at higher yields than we might have expected several quarters ago.

The rebound in prices of preferred securities was broad, but a few sectors led the way for portfolio performance. Fixed-to-float securities continue to be in demand, as investors seek reasonable income with moderate interest-rate duration. During the quarter, securities with 2-5 years to their float date outperformed those with 5-10 years—but nearly all fixed-to-float securities benefited from the market’s evolving view on short-term rates. Not long ago, investors were concerned about short-term rates being stuck near a zero-bound (or even negative), but recent Fed rate hikes (and projections for more) have removed much of that worry. As of February 28, 2017, 76% of the portfolio was in fixed-to-float securities. Preferred securities also benefited from positive inflows at mutual funds and exchange-traded funds that focus on this market.

A detailed policy discussion is outside the scope of this letter, but regulation is one area worth touching upon. Banks and financial companies are heavily regulated (preferred securities are primarily issued to satisfy regulatory capital requirements), so any relief in regulation could further accrete into earnings over time. A trade-off exists as regulation can enhance the safety and soundness of a company and the entire financial system, but we believe near-term regulatory changes likely would enhance earnings without materially impacting overall creditworthiness of the sector. For our broader policy review and related market implications, please see “Discussion Topics” in the 2016 annual report—available on the Fund’s website.

1	December 1, 2016—February 28, 2017
2	Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

Preferred securities continue to benefit from a global search for yield, strong credit quality, and favorable technical factors. U.S. banks have largely filled their regulatory “buckets” for preferred securities, so going forward supply will be driven primarily by organic growth and refinancing of older securities. Supply from foreign issuers is likely to be more robust due to a longer timetable for transitioning to new capital requirements than U.S. banks, but it should remain manageable. Strong demand from yield buyers and moderate supply should continue to support prices of preferred securities. We believe this combination of fundamental and technical factors will continue to make preferred securities attractive to long-term investors.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

March 31, 2017

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OVERVIEW

February 28, 2017 (Unaudited)

Fund Statistics

Net Asset Value	$25.46

Market Price	$24.89

Discount	2.24%

Yield on Market Price	7.71%

Common Stock Shares Outstanding	19,158,288

Moody’s Ratings*	% of Net Assets†

A	0.2%

BBB	52.9%

BB	32.9%

Below “BB”	2.0%

Not Rated**	9.0%

Below Investment Grade***	37.2%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 3.0%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Citigroup	4.7%

Bank of America Corporation	4.7%

PNC Financial Services Group	4.4%

Morgan Stanley	4.1%

MetLife	4.1%

Liberty Mutual Group	3.3%

JPMorgan Chase	3.2%

Fifth Third Bancorp	3.2%

Enbridge Energy Partners	2.7%

Goldman Sachs Group	2.5%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	63%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	48%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 94.8%
	Banking — 54.5%
7,000	AgStar Financial Services ACA, 6.75%, 144A****	$7,430,500	*
103,166	Astoria Financial Corp., 6.50%, Series C	2,676,384	*(1)
$1,738,000	Australia & New Zealand Banking Group Ltd., 6.75%, 144A****	1,882,581	**(2)
$1,200,000	Banco Bilbao Vizcaya Argentaria SA, 9.00%, 144A****	1,269,559	**(2)
	Bank of America Corporation:
40,000	6.00%, Series EE	1,028,800	*
$1,800,000	6.30%, Series DD	1,966,500	*(1)
$9,107,000	6.50%, Series Z	9,957,867	*(1)
$7,350,000	8.00%, Series K	7,616,437	*(1)
$13,105,000	8.125%, Series M	13,743,869	*(1)
22,864	Barclays Bank PLC, 7.10%, Series 3	571,143	**(2)
	BNP Paribas:
$11,200,000	7.375%, 144A****	11,421,200	**(1)(2)
$2,000,000	7.625%, 144A****	2,117,000	**(2)
76,704	Capital One Financial Corporation, 6.70%, Series D	2,110,319	*(1)
	Citigroup, Inc.:
1,170,807	6.875%, Series K	33,710,461	*(1)
24,371	7.125%, Series J	716,325	*
$5,000,000	Citizens Financial Group, Inc., 5.50% , Series A	5,118,750	*(1)
	CoBank ACB:
38,100	6.20%, Series H, 144A****	3,893,344	*
3,450	6.25%, Series F, 144A****	354,811	*
$550,000	6.25%, Series I, 144A****	595,682	*
805,152	Fifth Third Bancorp, 6.625%, Series I	23,391,678	*(1)
5,000	First Horizon National Corporation, 6.20%, Series A	127,362	*
14,644	First Republic Bank, 6.20%, Series B	379,023	*
	Goldman Sachs Group:
10,000	5.50%, Series J	266,525	*
$1,170,000	5.70%, Series L	1,206,562	*
54,609	6.30%, Series N	1,461,883	*
531,522	6.375%, Series K	15,212,160	*(1)
	HSBC PLC:
$4,458,000	HSBC Capital Funding LP, 10.176%, 144A****	6,742,725	(1)(2)
$3,988,000	HSBC Holdings PLC, 6.875%	4,282,115	**(1)(2)
332,000	Huntington Bancshares, Inc., 6.25%, Series D	8,838,670	*(1)
114,400	ING Groep NV, 6.375%	2,919,488	**(1)(2)

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase & Company:
$10,700,000	6.00%, Series R	$11,235,000	*(1)
$8,000,000	6.75%, Series S	8,870,000	*(1)
$3,331,000	7.90%, Series I	3,468,404	*(1)
283,700	KeyCorp, 6.125%, Series E	7,801,750	*
$14,022,000	Lloyds Banking Group PLC, 6.657%, 144A****	15,291,342	**(1)(2)
$15,425,000	M&T Bank Corporation, 6.450%, Series E	16,774,687	*(1)
	Morgan Stanley:
126,500	5.85%, Series K	3,303,231	*
674,994	6.875%, Series F	19,527,576	*(1)
241,200	7.125%, Series E	7,077,411	*(1)
35,000	People’s United Financial, 5.625%, Series A	917,700	*
	PNC Financial Services Group, Inc.:
689,580	6.125%, Series P	19,703,025	*(1)
$10,928,000	6.75%, Series O	12,253,020	*(1)
$8,625,000	RaboBank Nederland, 11.00%, 144A****	10,134,375	(1)(2)
627,170	Regions Financial Corporation, 6.375%, Series B	17,593,686	*(1)
	Royal Bank of Scotland Group PLC:
$4,825,000	RBS Capital Trust II, 6.425%	5,102,437	**(1)(2)
	Societe Generale SA:
$8,200,000	7.375%, 144A****	8,323,000	**(1)(2)
$5,000,000	8.00%, 144A****	5,118,750	**(1)(2)
	Sovereign Bancorp:
4,000	Sovereign REIT, 12.00%, Series A, 144A****	4,985,000
	Standard Chartered PLC:
$5,835,000	7.50%, 144A****	6,021,136	**(2)
$4,000,000	7.75%, 144A****	4,114,000	**(2)
26,174	State Street Corporation, 5.90%, Series D	722,206	*(1)
288,008	SunTrust Banks, Inc., 5.875%, Series E	7,267,162	*(1)
49,557	US Bancorp, 6.50%, Series F	1,454,126	*(1)
50,000	Valley National Bancorp, 6.25%, Series A	1,383,500	*
	Wells Fargo & Company:
180,300	5.85%, Series Q	4,854,127	*(1)
$9,025,000	7.98%, Series K	9,510,094	*(1)
	Zions Bancorporation:
10,000	6.30%, Series G	285,625	*
$10,000,000	7.20%, Series J	10,912,500	*(1)

		397,014,593

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 0.3%
$1,440,000	AerCap Global Aviation Trust, 6.50% 06/15/45, 144A****	$1,521,000	(1)(2)
	Charles Schwab Corporation:
4,300	5.95%, Series D	112,542	*
27,786	6.00%, Series C	733,898	*(1)

		2,367,440

	Insurance — 24.1%
373,578	Allstate Corp., 6.625%, Series E	10,080,068	*(1)
	American International Group:
$280,000	AIG Life Holdings, Inc., 7.57% 12/1/2045, 144A****	342,300
$497,000	AIG Life Holdings, Inc., 8.125% 03/15/2046, 144A****	647,342
$350,000	American International Group, Inc., 8.175% 05/15/58	452,375
$680,000	Aon Corporation, 8.205% 01/01/27	875,500
	Arch Capital Group, Ltd.:
38,000	5.25%, Series E	855,855	**(2)
317,980	6.75%, Series C	8,109,285	**(1)(2)
$6,550,000	AXA SA, 6.379%, 144A****	7,143,561	**(1)(2)
585,952	Axis Capital Holdings Ltd., 6.875%, Series C	14,919,803	**(1)(2)
306,000	Delphi Financial Group, 7.376% 05/15/37	7,124,078
133,500	Endurance Specialty Holdings, 6.35%, Series C	3,453,645	**(1)(2)
$988,000	Everest Re Holdings, 6.60% 05/15/37	912,665	(1)
137,500	Hartford Financial Services Group, Inc., 7.875% 04/15/42	4,209,219	(1)
$20,533,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	23,766,947	(1)
	MetLife, Inc.:
$17,200,000	9.25% 04/08/38, 144A****	23,908,000	(1)
$3,759,000	10.75% 08/01/39	5,854,642	(1)
	PartnerRe Ltd.:
77,450	5.875%, Series I	1,948,642	**(1)(2)
37,556	6.50%, Series G	978,709	**(1)(2)
252,464	7.25%, Series H	7,150,412	**(1)(2)
	Prudential Financial, Inc.:
$4,574,000	5.625% 06/15/43	4,931,001	(1)
$5,848,000	5.875% 09/15/42	6,381,630	(1)
$13,160,000	QBE Insurance Group Ltd., 7.50% 11/24/43, 144A****	14,772,100	(1)(2)
	Unum Group:
$1,750,000	Provident Financing Trust I, 7.405% 03/15/38	1,920,625

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	W.R. Berkley Corporation:
113,018	5.625% 04/30/53	$2,776,005	(1)
216,928	5.75% 06/01/56	5,365,172	(1)
1,530	5.90% 03/01/56	38,434
	XL Group PLC:
$14,338,000	Catlin Insurance Company Ltd., 4.000%(3), 144A****	12,975,890	(1)(2)
$4,850,000	XL Capital Ltd., 6.50%, Series E	4,098,250	(1)(2)

		175,992,155

	Utilities — 5.5%
	Commonwealth Edison:
$2,000,000	COMED Financing III, 6.35% 03/15/33	2,127,966
454,000	Dominion Resources, Inc., 5.25% 07/30/76, Series A	10,633,815	(1)
100,000	DTE Energy Company, 5.375% 06/01/76, Series B	2,415,250	(1)
$6,830,000	Emera, Inc., 6.75% 06/15/76, Series 2016A	7,513,000	(1)(2)
121,452	Integrys Energy Group, Inc., 6.00% 08/01/73	3,200,564	(1)
	PPL Corp:
$8,500,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	8,096,250	(1)
$5,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	5,046,250	(1)
50,000	SCE Trust V, 5.45%, Series K	1,369,625	*(1)

		40,402,720

	Energy — 6.3%
$9,780,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	9,193,200	(1)
$3,500,000	Enbridge, Inc., 6.00% 01/15/77	3,561,250	(2)
$19,804,000	Enbridge Energy Partners LP, 8.05% 10/01/37	19,407,920	(1)
	Enterprise Products Operating L.P.:
$3,675,000	7.034% 01/15/68	3,810,975	(1)
$3,750,000	4.742%(3) 08/01/66	3,726,562	(1)
94,595	Kinder Morgan, Inc., 9.75%, Series A	4,599,209	*
$1,500,000	Transcanada Pipelines, Ltd., 5.875% 08/15/76, Series 2016A	1,616,250	(1)(2)

		45,915,366

	Real Estate Investment Trust (REIT) — 2.1%
425,148	Alexandria Real Estate, 6.45%, Series E	10,743,490	(1)
45,300	National Retail Properties, Inc., 5.70%, Series E	1,126,267	(1)

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
	PS Business Parks, Inc.:
4,700	5.20%, Series W	$108,194
22,908	5.70%, Series V	568,176
20,867	5.75%, Series U	519,171
80,399	6.00%, Series T	2,036,507	(1)

		15,101,805

	Miscellaneous Industries — 2.0%
	BHP Billiton Limited:
$1,400,000	BHP Billiton Finance U.S.A., Ltd., 6.75% 10/19/75, 144A****	1,603,700	(1)(2)
$11,700,000	Land O’ Lakes, Inc., 8.00%, Series A, 144A****	12,636,000	*(1)

		14,239,700

	Total Preferred Securities (Cost $658,214,502)	691,033,779

Corporate Debt Securities — 2.3%
	Banking — 1.9%
422,286	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	10,966,261	(1)
89,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	2,607,922	(1)

		13,574,183

	Communication — 0.4%
	Qwest Corporation:
114,100	6.50% 09/01/56	2,794,594
16,000	6.625% 09/15/55	405,160
1,298	6.875% 10/01/54	33,362

		3,233,116

	Total Corporate Debt Securities (Cost $15,897,415)	16,807,299

Common Stock — 1.6%
	Energy — 1.6%
555,315	Kinder Morgan, Inc.	11,833,763

		11,833,763

	Total Common Stock (Cost $9,576,730)	11,833,763

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 0.1%
	BlackRock Liquidity Funds:
258,358	T-Fund, Institutional Class	$258,358

	Total Money Market Fund (Cost $258,358)	258,358

Total Investments (Cost $683,947,005***)	98.8%		719,933,199

Other Assets And Liabilities (Net)	1.2%		9,052,673

Total Managed Assets	100.0%	‡	$728,985,872

Loan Principal Balance			(241,300,000)

Total Net Assets Available To Common Stock			$487,685,872

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2017, these securities amounted to $198,205,045 or 27.2% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $432,396,450 at February 28, 2017.
(2)	Foreign Issuer.
(3)	Represents the rate in effect as of the reporting date.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2016 through February 28, 2017 (Unaudited)

Value
OPERATIONS:
Net investment income	$8,308,051
Net realized gain/(loss) on investments sold during the period	1,230,457
Change in net unrealized appreciation/(depreciation) of investments	25,491,073

Net increase in net assets resulting from operations	35,029,581

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(9,578,865)

Total Distributions to Common Stock Shareholders	(9,578,865)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	20,401

Net increase in net assets available to Common Stock resulting from Fund share transactions	20,401

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$25,471,117

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$462,214,755
Net increase in net assets during the period	25,471,117

End of period	$487,685,872

(1)

These tables summarize the three months ended February 28, 2017 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2016.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2016 through February 28, 2017 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$24.13

INVESTMENT OPERATIONS:
Net investment income	0.43
Net realized and unrealized gain/(loss) on investments	1.40

Total from investment operations	1.83

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.50)

Total distributions to Common Stock Shareholders	(0.50)

Net asset value, end of period	$25.46

Market value, end of period	$24.89

Common Stock shares outstanding, end of period	19,158,288

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	7.14	%*
Operating expenses including interest expense	2.11	%*
Operating expenses excluding interest expense	1.15	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	5	%**
Total managed assets, end of period (in 000’s)	$728,986
Ratio of operating expenses including interest expense to total managed assets	1.39	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.76	%*

(1)

These tables summarize the three months ended February 28, 2017 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2016.

*	Annualized.
**	Not annualized.
†	The net investment income ratio reflects income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2016	$0.1800	$24.20	$23.77	$23.75
January 31, 2017	0.1600	24.91	24.98	24.91
February 28, 2017	0.1600	25.46	24.89	24.80

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 28, 2017, the aggregate cost of securities for federal income tax purposes was $691,245,204, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $39,323,062 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,635,067.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

• Level 1	–	quoted prices in active markets for identical securities
• Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of February 28, 2017 is as follows:

	Total Value at February 28, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$397,014,593	$338,592,329	$58,422,264	$—
Financial Services	2,367,440	846,440	1,521,000	—
Insurance	175,992,155	105,511,147	70,481,008	—
Utilities	40,402,720	33,228,504	7,174,216	—
Energy	45,915,366	17,314,246	28,601,120	—
Real Estate Investment Trust (REIT)	15,101,805	15,101,805	—	—
Miscellaneous Industries	14,239,700	1,603,700	12,636,000	—
Corporate Debt Securities
Banking	13,574,183	13,574,183	—	—
Communication	3,233,116	3,233,116	—	—
Common Stock
Energy	11,833,763	11,833,763	—	—
Money Market Fund	258,358	258,358	—	—

Total Investments	$719,933,199	$541,097,591	$178,835,608	$—

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Directors

R. Eric Chadwick, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger W. Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 28, 2017

www.preferredincome.com